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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                                April 26, 1999
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              Date of Report (date of earliest event reported)


                       International Network Services
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           (Exact name of Registrant as specified in its charter)


      Delaware                         000-21131                  77-0289509
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            1213 Innsbruck Drive
                        Sunnyvale, California  94089
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                  (Address of principal executive offices)


      Registrant's telephone number, including area code:  (408) 542-0100

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On April 26, 1999, International Network Services issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

                99.1    Press Release dated April 26, 1999.
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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    International Network Services

Dated: April 26, 1999                By:    /s/ Kevin J. Laughlin
                                       ---------------------------------
                                       Kevin J. Laughlin
                                       Vice President, Finance and
                                        Chief Financial Officer
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                               INDEX TO EXHIBITS
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 Exhibit
 Number      Description of Document
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   99.1      Press Release dated April 26, 1999.